UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2023

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-49728 (Commission File Number)		87-0617894 (I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)

(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the Company’s stockholders was held on May 16, 2023 (the “Annual Meeting”). There were 327,900,847 shares of common stock entitled to be voted, and 269,000,509 shares present in person or represented by proxy at the Annual Meeting. The stockholders of the Company voted on six items:

1.	To elect eleven directors named in the proxy statement;
2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;
3.	To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation;
4.	To approve an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan;
5.	To approve an amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan; and
6.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The results are as follows:

1.	The nominees for director received the following votes:
NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
B. Ben Baldanza	174,378,630	22,545,756	607,536	71,468,587
Peter Boneparth	157,770,949	39,154,114	606,859	71,468,587
Monte Ford	177,175,545	19,717,872	638,505	71,468,587
Robin Hayes	178,316,300	18,676,587	539,035	71,468,587
Ellen Jewett	155,151,501	41,772,646	607,775	71,468,587
Robert Leduc	178,142,120	18,764,436	625,366	71,468,587
Teri McClure	172,512,771	24,422,419	596,732	71,468,587
Nik Mittal	178,880,842	18,083,882	567,198	71,468,587
Sarah Robb O’Hagan	177,560,143	19,368,522	603,257	71,468,587
Vivek Sharma	177,988,233	18,919,218	624,471	71,468,587
Thomas Winkelmann	173,571,407	23,369,860	590,655	71,468,587

2.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers received the following votes:
Votes For	174,549,614
Votes Against	22,287,663
Abstentions	694,645
Broker Non-Votes	71,468,587

3.	The stockholders voted, on an advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers as follows:
One Year	180,025,326
Two Years	337,513
Three Years	16,638,290
Abstentions	530,793
Broker Non-Votes	71,468,587

On May 16, 2023, following the Annual Meeting, and in consideration of (1) management’s recommendation for the annual frequency of future advisory votes to approve named executive officer compensation and (2) the strong support for an annual vote as reflected in the voting results of the Annual Meeting, the Board of Directors of the Company determined that future advisory votes to approve the compensation of its named executive officers will be held annually until the matter is again submitted to the Company’s stockholders for a vote.

4.	The proposal to approve an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan received the following votes:
Votes For	195,757,836
Votes Against	1,263,234
Abstentions	510,852
Broker Non-Votes	71,468,587

5.	The proposal to approve an amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan received the following votes:
Votes For	139,204,222
Votes Against	57,614,281
Abstentions	713,419
Broker Non-Votes	71,468,587

6.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 received the following votes:
Votes For	261,222,198
Votes Against	5,971,462
Abstentions	1,806,849
Broker Non-Votes	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: May 19, 2023	By: /s/ Brandon Nelson Brandon Nelson General Counsel and Corporate Secretary